                                                                   Exhibit 99.16

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-FM1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 AUGUST 4, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           SCENARIO                           1                2                3
----------------------------------------------------------------------------------------------------------
                              SPEED                      75% pricing     100% pricing     125% pricing
                              RATES                        Forward          Forward          Forward
                           TRIGGERS                         Fail             Fail             Fail
                       CLEANUP CALL                      To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE                     100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY                          50%              50%              50%
               DEFAULT RECOVERY LAG                       6 months         6 months         6 months
                    DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR  Capped at prepay
                          CPR = CRR      PSA standard     CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
----------------------------------------------------------------------------------------------------------
A        AAA     78.00      22.00    CDR                           --               --               --
                                     CummLosses

M1       AA       7.10      14.90    CDR
                                     CummLosses

M2        A       5.25       9.65    CDR
                                     CummLosses

M3        A-      1.75       7.90    CDR
                                     CummLosses

B1      BBB +     1.75       6.15    CDR
                                     CummLosses

B2       BBB      1.50       4.65    CDR
                                     CummLosses

B3       BBB-     1.25       3.40    CDR
                                     CummLosses

B4       BB+      1.75       1.65    % HBK CDR                 75.000%          75.000%          75.000%
                                     DM                           484              476              471
                                     WAL                        16.49            12.83            10.25
                                     Prin Writedown             0.000%           0.000%           0.000%
                                     CummLosses                  4.74%            3.42%            2.53%
                    --       1.65    CDR                           --               --               --
                                     CummLosses

OC                1.65         --                                  --               --               --

                           SCENARIO                 4                               5                               6
------------------------------------------------------------------------------------------------------------------------------------
                              SPEED            75% pricing                    100% pricing                    125% pricing
                              RATES  Forward for 5 mos, then up 200  Forward for 5 mos, then up 200  Forward for 5 mos, then up 200
                           TRIGGERS               Fail                            Fail                            Fail
                       CLEANUP CALL            To Maturity                     To Maturity                     To Maturity
                DEFAULT P&I ADVANCE           100% Advance                    100% Advance                    100% Advance
                   DEFAULT SEVERITY                50%                             50%                             50%
               DEFAULT RECOVERY LAG             6 months                        6 months                        6 months
                    DEFAULT BALANCE          Current Balance                 Current Balance                 Current Balance
                    CPR = CDR + CRR
                          CPR = CRR             CPR = CRR                       CPR = CRR                       CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A        AAA     78.00      22.00                               --                              --                              --


M1       AA       7.10      14.90


M2        A       5.25       9.65


M3        A-      1.75       7.90


B1      BBB +     1.75       6.15


B2       BBB      1.50       4.65


B3       BBB-     1.25       3.40


B4       BB+      1.75       1.65                           75.000%                         75.000%                         75.000%
                                                               390                             372                             344
                                                             16.51                           12.84                           10.50
                                                             0.000%                          0.000%                          0.000%
                                                              4.74%                           3.42%                           2.53%
                    --       1.65                               --                              --                              --


OC                1.65         --                               --                              --                              --

                           SCENARIO          7                8                9
---------------------------------------------------------------------------------------
                              SPEED     75% pricing     100% pricing     125% pricing
                              RATES     Forward+200      Forward+200      Forward+200
                           TRIGGERS        Fail             Fail             Fail
                       CLEANUP CALL     To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE    100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY         50%              50%              50%
               DEFAULT RECOVERY LAG      6 months         6 months         6 months
                    DEFAULT BALANCE   Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR
                          CPR = CRR      CPR = CRR        CPR = CRR        CPR = CRR
---------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
---------------------------------------------------------------------------------------
A        AAA     78.00      22.00                 --               --


M1       AA       7.10      14.90


M2        A       5.25       9.65


M3        A-      1.75       7.90


B1      BBB +     1.75       6.15


B2       BBB      1.50       4.65


B3       BBB-     1.25       3.40


B4       BB+      1.75       1.65             75.000%          75.000%          75.000%
                                                 391              373              344
                                               16.51            12.84            10.50
                                               0.000%           0.000%           0.000%
                                                4.74%            3.42%            2.52%
                    --       1.65                 --               --               --


OC                1.65         --                 --               --               --

                           SCENARIO                           1                2                3
----------------------------------------------------------------------------------------------------------
                              SPEED                      75% pricing     100% pricing     125% pricing
                              RATES                        Forward          Forward          Forward
                           TRIGGERS                         Fail             Fail             Fail
                       CLEANUP CALL                      To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE                     100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY                          50%              50%              50%
               DEFAULT RECOVERY LAG                       6 months         6 months         6 months
                    DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR  Capped at prepay
                          CPR = CRR      PSA standard     CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
----------------------------------------------------------------------------------------------------------
A        AAA     78.00      22.00    CDR                           --               --               --
                                     CummLosses

M1       AA       7.10      14.90    CDR
                                     CummLosses

M2        A       5.25       9.65    CDR
                                     CummLosses

M3        A-      1.75       7.90    CDR
                                     CummLosses

B1      BBB +     1.75       6.15    CDR
                                     CummLosses

B2       BBB      1.50       4.65    CDR
                                     CummLosses

B3       BBB-     1.25       3.40    CDR
                                     CummLosses

B4       BB+      1.75       1.65    % HBK CDR                100.000%         100.000%         100.000%
                                     DM                           487              479              475
                                     WAL                        15.93            12.45             9.98
                                     Prin Writedown             0.000%           0.000%           0.000%
                                     CummLosses                  6.12%            4.44%            3.30%
                    --       1.65    CDR                           --               --               --
                                     CummLosses

OC                1.65         --                                  --               --               --

                           SCENARIO                 4                               5                               6
------------------------------------------------------------------------------------------------------------------------------------
                              SPEED            75% pricing                    100% pricing                    125% pricing
                              RATES  Forward for 5 mos, then up 200  Forward for 5 mos, then up 200  Forward for 5 mos, then up 200
                           TRIGGERS               Fail                            Fail                            Fail
                       CLEANUP CALL            To Maturity                     To Maturity                     To Maturity
                DEFAULT P&I ADVANCE           100% Advance                    100% Advance                    100% Advance
                   DEFAULT SEVERITY                50%                             50%                             50%
               DEFAULT RECOVERY LAG             6 months                        6 months                        6 months
                    DEFAULT BALANCE          Current Balance                 Current Balance                 Current Balance
                    CPR = CDR + CRR
                          CPR = CRR             CPR = CRR                       CPR = CRR                       CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A        AAA     78.00      22.00                               --                              --                              --


M1       AA       7.10      14.90


M2        A       5.25       9.65


M3        A-      1.75       7.90


B1      BBB +     1.75       6.15


B2       BBB      1.50       4.65


B3       BBB-     1.25       3.40


B4       BB+      1.75       1.65                          100.000%                        100.000%                        100.000%
                                                               392                             334                             227
                                                             15.96                           14.97                           14.27
                                                             0.000%                          0.000%                          0.000%
                                                              6.13%                           4.45%                           3.30%
                    --       1.65                               --                              --                              --


OC                1.65         --                               --                              --                              --

                           SCENARIO          7                8                9
---------------------------------------------------------------------------------------
                              SPEED     75% pricing     100% pricing     125% pricing
                              RATES     Forward+200      Forward+200      Forward+200
                           TRIGGERS        Fail             Fail             Fail
                       CLEANUP CALL     To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE    100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY         50%              50%              50%
               DEFAULT RECOVERY LAG      6 months         6 months         6 months
                    DEFAULT BALANCE   Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR
                          CPR = CRR      CPR = CRR        CPR = CRR        CPR = CRR
---------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
---------------------------------------------------------------------------------------
A        AAA     78.00      22.00                 --               --


M1       AA       7.10      14.90


M2        A       5.25       9.65


M3        A-      1.75       7.90


B1      BBB +     1.75       6.15


B2       BBB      1.50       4.65


B3       BBB-     1.25       3.40


B4       BB+      1.75       1.65            100.000%         100.000%         100.000%
                                                 392              335              228
                                               15.96            14.97            14.27
                                               0.000%           0.000%           7.960%
                                                6.13%            4.45%            3.30%
                    --       1.65                 --               --               --


OC                1.65         --                 --               --               --

                           SCENARIO                           1                2                3
----------------------------------------------------------------------------------------------------------
                              SPEED                      75% pricing     100% pricing     125% pricing
                              RATES                        Forward          Forward          Forward
                           TRIGGERS                         Fail             Fail             Fail
                       CLEANUP CALL                      To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE                     100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY                          50%              50%              50%
               DEFAULT RECOVERY LAG                       6 months         6 months         6 months
                    DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR  Capped at prepay
                          CPR = CRR      PSA standard     CPR = CRR        CPR = CRR        CPR = CRR
----------------------------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
----------------------------------------------------------------------------------------------------------
A        AAA     78.00      22.00    CDR                           --               --               --
                                     CummLosses

M1       AA       7.10      14.90    CDR
                                     CummLosses

M2        A       5.25       9.65    CDR
                                     CummLosses

M3        A-      1.75       7.90    CDR
                                     CummLosses

B1      BBB +     1.75       6.15    CDR
                                     CummLosses

B2       BBB      1.50       4.65    CDR
                                     CummLosses

B3       BBB-     1.25       3.40    CDR
                                     CummLosses

B4       BB+      1.75       1.65    % HBK CDR                125.000%         125.000%         125.000%
                                     DM                           489              483              463
                                     WAL                        15.38            12.09            10.77
                                     Prin Writedown             0.000%           0.000%           0.000%
                                     CummLosses                  7.41%            5.42%            4.05%
                    --       1.65    CDR                           --               --               --
                                     CummLosses

OC                1.65         --                                  --               --               --

                           SCENARIO                 4                               5                               6
------------------------------------------------------------------------------------------------------------------------------------
                              SPEED            75% pricing                    100% pricing                    125% pricing
                              RATES  Forward for 5 mos, then up 200  Forward for 5 mos, then up 200  Forward for 5 mos, then up 200
                           TRIGGERS               Fail                            Fail                            Fail
                       CLEANUP CALL            To Maturity                     To Maturity                     To Maturity
                DEFAULT P&I ADVANCE           100% Advance                    100% Advance                    100% Advance
                   DEFAULT SEVERITY                50%                             50%                             50%
               DEFAULT RECOVERY LAG             6 months                        6 months                        6 months
                    DEFAULT BALANCE          Current Balance                 Current Balance                 Current Balance
                    CPR = CDR + CRR
                          CPR = CRR             CPR = CRR                       CPR = CRR                       CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A        AAA     78.00      22.00                               --                              --                              --


M1       AA       7.10      14.90


M2        A       5.25       9.65


M3        A-      1.75       7.90


B1      BBB +     1.75       6.15


B2       BBB      1.50       4.65


B3       BBB-     1.25       3.40


B4       BB+      1.75       1.65                          125.000%                        125.000%                        125.000%
                                                               -16                            -310                            -331
                                                             15.31                           11.68                           10.64
                                                            72.500%                         74.830%                         62.430%
                                                              7.42%                           5.42%                           4.05%
                    --       1.65                               --                              --                              --


OC                1.65         --                               --                              --                              --

                           SCENARIO          7                8                9
---------------------------------------------------------------------------------------
                              SPEED     75% pricing     100% pricing     125% pricing
                              RATES     Forward+200      Forward+200      Forward+200
                           TRIGGERS        Fail             Fail             Fail
                       CLEANUP CALL     To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE    100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY         50%              50%              50%
               DEFAULT RECOVERY LAG      6 months         6 months         6 months
                    DEFAULT BALANCE   Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR
                          CPR = CRR      CPR = CRR        CPR = CRR        CPR = CRR
---------------------------------------------------------------------------------------
                INITIAL
                   BOND        SUB-
CLASS  RATINGS     SIZE CORDINATION
---------------------------------------------------------------------------------------
A        AAA     78.00      22.00                 --               --


M1       AA       7.10      14.90


M2        A       5.25       9.65


M3        A-      1.75       7.90


B1      BBB +     1.75       6.15


B2       BBB      1.50       4.65


B3       BBB-     1.25       3.40


B4       BB+      1.75       1.65            125.000%         125.000%         125.000%
                                                 -15             -309             -330
                                               15.31            11.68            10.64
                                              72.500%          74.830%          62.430%
                                                7.42%            5.42%            4.05%
                    --       1.65                 --               --               --


OC                1.65         --                 --               --               --